B E R M U D A         I R E L A N D         U N I T E D   S T A T E S         L L O Y D' S      L A T I N   A M E R I C A
A World Class Specialty
Insurer and Reinsurer
AIFA 2010 Conference Presentation
Jim Gray, EVP and CUO Professional Lines
Exhibit 99.1

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-
looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company's most recent Annual Report on Form 10-K ,
Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company  undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Max Capital – Core Operations
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Dublin, United States, Lloyd's, Latin America
Diversified business profile across specialty classes of business
Highly experienced management with proven track record
Opportunistic and disciplined underwriting strategy
Analytical and quantitative underwriting orientation
5 year average combined ratio, with cats, of 92%
Generates more stable underwriting results and ROE
Strong, liquid balance sheet with conservative reserving track record
Shareholders equity - $1.56 billion at 12/31/09
Prudent capital management – $350 million in dividends/repurchases over last 5 years
Significant expansion of underwriting platforms with minimal goodwill
Gross premiums written 2009 of $1.375 billion
High quality investment portfolio repositioned to reflect traditional underwriting base
Hedge funds are now a much smaller part of Max's invested asset base at 6%
Insurance
Reinsurance
43%
57%
Short-Tail
Long-Tail 51% 49%
2009 P&C GPW

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years
in the business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America
Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success

Bermuda / Dublin
Reinsurance
Bermuda / Dublin
Insurance
Lloyd’s
U.S Specialty Insurance

Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
International casualty
treaty reinsurance
General liability
Marine
Property
Miscellaneous
professional liability
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
Latin America
United States
Offices
Bermuda
Dublin
Bogota
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
Rio de Janeiro
New York
Philadelphia
Richmond
Atlanta
Dallas
San Francisco
Global Reach Through Established Platforms

Max Has a Strong Market Position in Specialty Classes …
Working layer excess business
Focus on Fortune 1000 customers
2009 combined ratio = 75.6%
2009 GPW - $427.8 million
2009 GPW - $489.0 million
Working layer excess / quota share business
Cross class capability
2009 combined ratio = 92.1%
Bermuda / Dublin Insurance Bermuda / Dublin Reinsurance
Excess
Liability
Professional
Liability
Aviation
Property
15%
16%
42%
27%
Property
Agriculture
Med. Mal.
Workers
Comp
Prof.
Liabliity
Aviation
Whole
Account
Marine &
Energy
General
Casualty
Other
18%
17%
14%
16%
15%
7%
2%
4%
6%
1%

… With an Attractive Position in the U.S. Market and Lloyd's
Launched in 2007
Nationwide niche E&S underwriter
Growing into expense base – target combined
ratio of 85% to 90%
2009 combined ratio = 99.5%
2009 GPW - $285.5 million
2009 GPW - $129.0 million
U.S. Specialty Max at Lloyd's
Acquired in November 2008
Direct and reinsurance
2009 combined ratio = 86.3%
Accident &
Health
Fin.
Institutions
Prof. Liability
Aviation
Property
Treaty
47%
2%
15%
18%
18%
Prof. Liability
Property
General
Casualty
Marine
21%
31%
48%
<1%

($2.54)
$3.62
2008 2009
$1,012.1
$1,331.2
2008 2009
Strong 2009 Results
Reflects continued build-out of our global platform
Max Specialty - $285.5 million GPW
Reflects first year of Max at Lloyd's –
$129.0 million GPW
Combined ratio reflects higher casualty mix
Market conditions vary by line
Short-tail lines remain attractive
Casualty rates are mixed
Strong 2009 results despite high cash balances
Once invested, ROE should increase by 1% to 2%
ROE points
Return on invested portfolio is ~ 6.7%
Hedge funds reduced to 6.0% of invested assets
as of 12/31/09
Down from 14.1% at 12/31/08
Diluted book value per share increased 21.8% in 2009
to $27.36
P&C GPW
(32% increase)
Operating
Diluted EPS
Operating ROE
(10.0%) 14.7%
Combined ratio
91.9% 88.1%
(1) Excludes $0.55 per share in merger and acquisition expenses.
Profitable Growth in Gross Premiums Written…
…With Strong Operating EPS

Professional Liability Underwriting - Highlights
Started in 2003 with Bermuda and Dublin Offices
Experienced underwriting staff since inception
Jim Gray – CUO
From XL, Zurich, Lexington with 23 years of professional liability experience, JD degree
Drew Dinsmore – SVP
From Aon Global Professional and Minet with 21 years of experience
Joey O’Dea – SVP
From XL Europe with 21 years of experience
Jonathan Evans – SVP
From ACE Bermuda, ACE Lloyds, and Lloyds MA Methuen Underwriting - 19 years experience
Expanding into the US
Max Managers
Concentrating on middle market E&O opportunities (Lawyers, A&E)
Max Specialty
Concentrating on small account miscellaneous E&O (Lawyers, Insurance Agents, Real Estate
Agents and Appraisers, miscellaneous classes)

Professional Liability Product Highlights
Directors and Officers Liability Insurance
Target Class:  US and International publicly traded companies
Full coverage excess D&O (Side ABC), $15 million net and treaty capacity
Side A excess D&O, $25 million net and treaty capacity
Professional firms management liability (mostly Law Firms), $25 million net and treaty capacity
Errors and Omissions Liability Insurance
Accountants ($10 million net capacity)
Lawyers ($15 million net and treaty capacity)
Consultants ($25 million net and treaty capacity)
Financial Institutions ($25 million net and treaty capacity
Blended programs (usually D&O, E&O, Crime and Fiduciary) ($25 million net and treaty capacity)
Employment Practices Liability Insurance
Mostly US large corporations and professional firms
Primary $25 million net and treaty capacity with proprietary form
Minimum per claim self insured retention - $1 million each claim for corporate risks
Excess $25 million net and treaty capacity

Professional Liability Production Breakdown – 2009
E&O
EPLI
Miscellaneous
D&O
18.09%
0.98%
22.32%
58.61%
Gross Premiums Written by Deal Exposure ($ in millions)
1/1/2009–12/31/2009
Total Premiums:
$179,904,000

Professional Liability Production Breakdown – D&O 2009
The largest segment for D&O is Side A
excess, which is 50% of the total
production
Side A is considered to be less exposed
to loss than standard excess D&O,
because it applies only to D&O claims
which are not identifiable
Management Liability (MLI) is executive
liability insurance for professional firms
such as law firms
MLI is the fastest growing segment of our
D&O book, and is now 20% of the total
0
2
4
6
8
10
12
14
16
18
Side A Side ABC Management
Liability
(GPW, $ in millions)

D&O Production – 2003-2009
In 2003, the original expectation was for
an even production split between D&O
and E&O.
Beginning in 2004, competition in the
D&O market caused a rapid drop in
pricing, below our expectations for
acceptable profitability.
We responded by allowing our production
to fall by over 60% between 2004 and
2007.
As pricing opportunities reemerged, our
participation in the market increased.
Through disciplined underwriting, we
missed most of losses through the soft
market.
(GPW, $ in millions)
0
5
10
15
20
25
30
35
40
45
50
D&O
2003 2004 2005 2006 2007 2008 2009

13 E&O Production Breakdown by Profession – in force 0 5 10 15 20 25 30 35 Accountants Actuaries A&E Consultants FI Insurance Lawyers Blended (GPW, $ in millions)

Professional Liability Market Today
Directors and Officers Liability Insurance
Commercial accounts are softening with reestablished and new capacity available
Commercial price erosion expected to be 10% - 20% in the market
FI related accounts still in a hard market, pricing up 20% this year
Limit appetite still increasing
Errors and Omissions Liability Insurance
Accountants and Actuaries still in a hard market – capacity constrained
Lawyers capacity is stable, pricing flat
FI E&O accounts in a hard market, pricing + 20%
Employment Practices Liability Insurance
Large account primary capacity is stable, expecting stable pricing
Large account excess capacity is increasing, expecting pricing slides of 10%
Profitability of excess EPL is still higher than primary due to lower number of severe class actions in the past three years

($ in millions)
Total favorable
(adverse)
development
$0.0 $20.9 $8.8 $22.6 $41.3
Calendar Year Accident Year
64.3%
78.1%
77.1%
62.8%
101.5%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2005 2006 2007 2008 2009
Bermuda/Dublin Insurance Loss Ratios
Note: Favorable (adverse) development excludes changes in reserves resulting from changes in premium estimates in prior years’ contracts.
84.3%
90.6%
81.5%
73.3%
101.5%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2005 2006 2007 2008 2009

Well established operating platforms provide full access to business
Diversified portfolio of business across casualty and property lines
Specialty orientation with a balance of insurance vs. reinsurance
Opportunistic approach – nimble and responsive to market trends
Defensive, high quality investment portfolio
Invested asset leverage will drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Max Offers a Compelling Story
We believe we can generate an average ROE of 13% to 16% across the cycle
Attractive entry point – current price / book value of 0.89x
____________________
Note: Price / book multiple as of 2/19/10.

Appendix

($ in millions)
December 31, December 31,
2009 2008
Cash & Fixed Maturities $4,944 $4,603
Other Investments 315                            754
Premium Receivables 567                            555
Losses Recoverable 1,001                         847
Other Assets 513                            493
     Total Assets $7,340 $7,252
Property & Casualty Losses $3,178 $2,938
Life & Annuity Benefits 1,373                         1,367
Deposit Liabilities 153                            219
Funds Withheld 140                            164
Unearned Premium 628                            574
Bank Loan -                                 375
Senior Notes 90                              91
Other Liabilities 213                            244
     Total Liabilites $5,775 $5,972
Shareholders' Equity 1,565                         1,280
$7,340 $7,252
Strong Balance Sheet

($ in millions)
December 31, December 31,
2009 2008
Gross Premiums Written $1,375 $1,254
Net Premiums Earned 834                  814
Net Investment Income 170                  182
Net Realized and Unrealized Gains (Losses) on Investments 82                     (235)
Other Than Temporary Impairment Charges (3)                      (17)
Realized Gain on Retirement of Senior Notes 0                        2
Other Income 3                        1
Total Revenues 1,086               747
Total Losses, Expenses & Taxes 830                  921
Net Income $256 ($174)
Net Operating Income $209 ($144)
Property & Casualty Underwriting
Loss Ratio 62% 69%
Expense Ratio 26% 23%
Combined Ratio 88% 92%
Yearly Results Comparison

Year ended December 31, 2009
($ in millions)
(1) Property and Casualty only.
Diversified Operating Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Bermuda / Dublin Max at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $427.8 $489.0 $285.5 $129.0 $1,331.2 $43.8 $0.0 $1,375.0
Reinsurance premiums ceded (212.1) (80.0) (155.1) (32.9) (480.1) (0.4) 0.0 (480.5)
Net premiums written $215.7 $409.0 $130.4 $96.1 $851.2 $43.3 $0.0 $894.5
Earned premiums 417.1 476.4 256.7 125.0 1,275.2 43.8 0.0 1,318.9
Earned premiums ceded (211.1) (88.6) (154.6) (29.9) (484.2) (0.4) 0.0 (484.6)
Net premiums earned $206.0 $387.9 $102.1 $95.1 $791.0 $43.3 $0.0 $834.4
Net investment income $22.9 $40.2 $6.0 $4.4 $73.5 $51.0 $45.3 $169.7
Net realized and unrealized gains (losses) on investments 4.4 10.5 0.2 2.6 17.8 37.3 26.6 81.8
Net impairment losses recognized in earnings 0.0 0.0 0.0 0.0 0.0 0.0 (3.1) (3.1)
Net realized gain on retirement of senior notes 0.0 0.0 0.0 0.0 0.0 0.0 0.1 0.1
Other income 1.2 0.0 0.3 0.7 2.2 (0.1) 0.8 2.9
Total revenues $234.5 $438.6 $108.6 $102.7 $884.5 $131.6 $69.7 $1,085.8
Net losses and loss expenses $132.4 $254.5 $62.8 $44.0 $493.6 $0.0 $0.0 $493.6
Claims and policy benefits 0.0 0.0 0.0 0.0 0.0 101.1 0.0 101.1
Acquisition costs (1.2) 71.1 7.5 18.1 95.5 1.4 0.0 96.9
Interest expense 0.8 6.6 0.0 0.0 7.4 3.3 10.6 21.3
Net foreign exchange losses 0.0 0.0 0.0 (5.1) (5.1) 0.0 (0.7) (5.8)
Merger and acquisition expenses 0.0 0.0 0.0 0.0 0.0 0.0 (31.6) (31.6)
General and administrative expenses 24.6 31.8 31.2 20.0 107.6 2.8 43.6 154.0
Total losses and expenses 156.5 363.9 101.5 77.0 699.0 108.6 22.0 829.6
Income before taxes $78.0 $74.7 $7.1 $25.7 $185.5 $23.0 $47.8 $256.2
Loss ratio 64.3% 65.6% 61.5% 46.2% 62.4%
Acquisition cost ratio -0.6% 18.3% 7.3% 19.1% 12.1%
General and administrative expense ratio 11.9% 8.2% 30.7% 21.0% 13.6%
Combined ratio
(1)
75.6% 92.1% 99.5% 86.3% 88.1%

14.7%
(10.0%)
20.7%
17.3%
1.0%
15.8%
(20.0%)
(10.0%)
0.0%
10.0%
20.0%
30.0%
2004 2005 2006 2007 2008 2009
88%
92%
88%
86%
106%
94%
0%
20%
40%
60%
80%
100%
120%
2004 2005 2006 2007 2008 2009
$3.62
($2.54)
$4.81
$3.52
$0.19
$2.70
($4.00)
($2.00)
$0.00
$2.00
$4.00
$6.00
2004 2005 2006 2007 2008 2009
Gross Premiums Written ($ in millions)
P&C Combined Ratio
Operating Diluted EPS
(1)(2)
Operating ROE
(2)
Profitable Underwriting Trends
$44
$242
$302
$45
$275
$212
$0
$300
$600
$900
$1,200
$1,500
Life P&C
$1,044
$1,246
$865
$1,078
$1,254
$1,375
2004 2005 2006 2007 2008 2009
(1) Excludes merger and acquisition related revenue and expenses.
(2) 2008 underwriting results were strong with a 92% Combined Ratio. Negative Operating Diluted EPS and Operating ROE resulted from significant investment volatility in a year with a higher allocation to hedge funds.

$1,565
$1,280
$1,584
$1,390
$1,186
$903
$28.01
$22.94
$27.54
$23.06
$20.16
$19.70
$0
$300
$600
$900
$1,200
$1,500
$1,800
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
Shareholders' Equity Book Value per Share
2004 2005 2006 2007 2008 2009
$0.38
$0.36
$0.32
$0.24
$0.18
$0.12
$0.00
$0.10
$0.20
$0.30
$0.40
2004 2005 2006 2007 2008 2009
Investment
Leverage
Shareholders' Equity Book Value per Share
Invested Assets ($ in millions)
Shareholders Equity and BVPS ($ in millions)
Operating Cash Flow ($ in millions)
Dividends
A Growing, Global Insurance / Reinsurance Company
$5,259
$3,515
$4,228
$4,536
$5,123
$5,357
3.4x
3.9x 3.6x
3.3x
3.2x
4.2x
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
Invested Assets Leverage
2004 2005 2006 2007 2008 2009
$193
$482
$228
$405
$442
$799
$0
$200
$400
$600
$800
$1,000
2004 2005 2006 2007 2008 2009